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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

April 4, 2013

Date of Report (date of Earliest Event Reported)

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GAME PLAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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NEVADA	333-160730	20-0209899
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

80 Broad Street, PH 1502, Boston, MA 02110

 (Address of principal executive offices and zip code)

(617) 209-9633

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Chief Financial Officer

     On April 4, 2013, Andrew Bachman accepted appointment as Chief Financial Officer of the Company. Mr. Bachman will continue to serve as the Company’s Chief Executive Officer, President and Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME PLAN HOLDINGS, INC.

Date: April 9, 2013	By: /s/ Andrew Bachman
Name: Andrew Bachman
Title: Chief Executive Officer

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